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                                                                    Exhibit 10.9


                                                                           NETRO
                                                        THE WIRELESS ATM COMPANY
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                            MANUFACTURING AGREEMENT

                                    BETWEEN

                        SOLECTRON CALIFORNIA CORPORATION

                                      AND

                               NETRO CORPORATION

                              DATED: MAY 31, 1998




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Netro Corporation     3860 North First Street    San Jose    California    95134
408.216.1500                                                  408.216.1500 (Fax)

                                                                           NETRO
                                                        THE WIRELESS ATM COMPANY


TABLE OF CONTENTS

1.   PERIOD OF AGREEMENT................................................. Page 1

2.   PRODUCTS, PRICES & QUANTITIES ...................................... Page 1
2.1  Products to be Produced ............................................ Page 1
2.2  Product Definition ................................................. Page 1
2.3  Cost Reduction ..................................................... Page 1
2.4  European Manufacturing ............................................. Page 2
2.5  Pricing Model ...................................................... Page 2

3.   PROGRESS REVIEWS & DOCUMENTATION ................................... Page 2
3.1  Progress Reviews ................................................... Page 2
3.2  Document Submittals & Approvals .................................... Page 3
3.3  Other Information .................................................. Page 3

4.   PRODUCT ORDERING ................................................... PAGE 3
4.1  Forecast ........................................................... Page 3
4.2  Purchase Orders .................................................... Page 3
4.3  Quantity & Delivery Changes ........................................ Page 3
4.3  Stocking ........................................................... Page 4
4.5  Material Procurement ............................................... Page 4
4.6  New Products ....................................................... Page 4
4.7  Bar Code Shipping and Receiving Labels ............................. Page 4
4.8  Electronic Data Interchange (EDI) .................................. Page 4

5.   TEST EQUIPMENT, TOOLING & SPACE .................................... PAGE 5

6.   GENERAL TERMS & CONDITIONS ......................................... PAGE 5
6.1  Specification Changes .............................................. Page 5
6.2  Approved Vendor Lists (AVL) ........................................ Page 5
6.3  Netro Supplied Components .......................................... Page 5

7.   ACCEPTANCE & INSPECTION ............................................ PAGE 6

8.   SHIPMENT & DELIVERY ................................................ PAGE 6
8.1  On-Time Delivery ................................................... Page 6
8.2  Early/Late Delivery ................................................ Page 6
8.3  Payments ........................................................... Page 7
8.4  Data ............................................................... Page 7
8.5  Quality Information ................................................ Page 7

9.   CUSTOMER FOCUS TEAM AND PROGRAM MANAGER ............................ PAGE 7

                                                                           NETRO
                                                        THE WIRELESS ATM COMPANY



10.   TERMINATION ...................................................... PAGE  8

11.   WARRANTY ......................................................... PAGE  8

12.   INTELLECTUAL PROPERTY/NON-COMPETITION ............................ PAGE  9
12.1  Intellectual Property ............................................ Page  9
12.2  Confidentiality .................................................. Page  9
12.3  Publicity ........................................................ Page  9
12.4  Exclusivity ...................................................... Page  9
12.5  Non-Competition .................................................. Page  9
12.6  Escrow ........................................................... Page  9

13.   MISCELLANEOUS .................................................... PAGE 10
13.1  Language & Currency .............................................. Page 10
13.2  Laws of California, USA .......................................... Page 10
13.3  Arbitration ...................................................... Page 10
13.4  Defaults ......................................................... Page 10
13.5  Assignment ....................................................... Page 10
13.6  Force Majeure .................................................... Page 10
13.7  Precedence ....................................................... Page 10
13.8  Limitation of Liability .......................................... Page 11
13.9  Notice ........................................................... Page 11
13.10 Right of Entry ................................................... Page 11

APPENDIX "A" PRODUCTS

APPENDIX "B" QUALITY

APPENDIX "C" STATEMENT OF WORK

MANUFACTURING AGREEMENT                                            [NETRO LOGO]

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1.   PERIOD OF AGREEMENT

This agreement is entered into as of May 31, 1998 between Solectron California Corporation whose principal place of business is located at 847 Gibraltar Drive Milpitas, California 95035 (Supplier) and Netro Corporation whose principal place of business is located at 3860 North First Street, San Jose, CA 95134 (Netro). This contract shall begin on the date of signing of the Agreement, and shall terminate thirty-six (36) months from that date unless terminated or renewed per other terms of the Agreement. Contract renewal discussions will begin at least six (6) months in advance of the contract termination date. It is the intent of the parties that this Agreement shall prevail over the terms and conditions of any purchase order, acknowledgment form or other instrument.

2.   PRODUCTS, PRICES & QUANTITIES.

2.1 PRODUCTS TO BE PRODUCED. Supplier agrees to supply to Netro throughout the term of this Agreement, any mix of the items listed in Appendix "A" at the prices agreed to in writing by the parties. Other Products may be added to Appendix "A" once Netro and Supplier have reached written agreement.

2.2 PRODUCT DEFINITION. At the start of this Agreement, Supplier shall produce the Products defined in Appendix "A" exactly to the drawings, specifications, and documentation provided by Netro and agreed to in writing by Supplier unless otherwise approved in writing by Netro. Only the suppliers shown on the Approved Vendor List ("AVL") provided by Netro shall be utilized for the initial procurement of materials. Supplier shall have the right to submit revisions to Netro to the AVL and Bill of Material ("BOM") so that cost reductions shall be achieved. Such revisions may include, but not be limited to design changes, manufacturing technology improvements, development of new vendors, etc. All such changes submitted by Supplier shall be approved in writing by Netro, prior to implementation of the changes and Netro shall have the unlimited right to use such changes, in any way it deems appropriate and at its sole discretion.

2.3 COST REDUCTION. Supplier shall implement an ongoing cost reduction program (including material and productivity improvements) that will target an annualized cost reduction of a minimum of [***] per cent ([***]) per Quarter for Appendix "A" Products. Each cost reduction year will start at the signing of the Agreement and continue until the anniversary date of the Agreement, then a new cost reduction year will start. Netro will support this cost reduction effort and will work closely with Supplier to achieve the targeted results. Changes to meet the cost reduction goals will be mutually agreed to in terms of implementation timing, effect on inventories, value of the cost reduction, overall total cost savings, etc. Supplier shall retain the savings of Supplier generated cost reductions within the quarter that they occur and will be reflected in the quoted Product costs at the quarterly progress review meeting, then such savings shall revert fully to Netro. Cost reductions developed solely by Netro shall be fully retained by Netro. Each cost reduction activity associated with material or design changes will be authorized by a Netro generated and approved Engineering Change Order (ECO). The ECO will document the initiator of the cost reduction, i.e., Netro or Supplier, and the change in the Product cost to Netro resulting from the cost reduction. Cost reductions may include but not be limited to reductions in Supplier margins, labor rates, overheads, G & A's, etc. as driven by efficiency improvements, volumes or total revenues. At each quarterly progress review meeting, a summary of cost reduction activities and results will be presented by Supplier.


[***] CONFIDENTIAL TREATMENT REQUESTED


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     MANUFACTURING AGREEMENT                                             [NETRO]
                                                        THE WIRELESS ATM COMPANY
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2.4  EUROPEAN MANUFACTURING: Supplier agrees that in the future, and at Netro's direction, Netro Products may be required to be produced and delivered from a manufacturing facility in the European Union (EU). Supplier agrees that such a facility will be available for production and delivery of Netro Products within six (6) months after notification by Netro that such production is required. Transfer of Products to the EU facility will be the responsibility of Supplier and at the cost of Supplier. Netro reserves the right to approve the facility for production prior to start of manufacturing of Netrol Products. Such approval will not be unreasonably withheld or delayed. Should Netro require Supplier to undertake export activity on behalf of Netro, Netro agrees to submit requested export information to Supplier pursuant to Solectron Guidelines for Customer-Driven Export Shipments.

2.5 PRICING MODEL. Selling price to Netro shall be based on the actual [***], multiplied by a [***], plus the [***], plus the [***] times the [***], plus the [***] times the [***] all multiplied [***], [***] rate. The MUF, ALR, TLR, ICT ad PSG&A factors shall apply to all Products in Appendix "A" and shall vary according to the chart shown below.

                      Purchased Quantity of Units By Month


                              0-500               501-1000            1001-5000           5001-10000
                              -----               --------            ---------           ----------
   MAT'L UPLIFT FACTOR (MUF): [***]               [***]               [***]                [***]
        PROFIT, SG&A (PSG&A): [***]               [***]               [***]                [***]
    ASSY LAB RATE/HOUR (ALR): [***]               [***]               [***]                [***]
    TEST LAB RATE/HOUR (TLR): [***]               [***]               [***]                [***]
     ICT LAB RATE/HOUR (ICT): [***]               [***]               [***]                [***]
BILL OF MATERIAL COSTS (BOM):- as quoted
            ALL LABOR HOURS :- as quoted

[***] SELLING PRICE TO NETRO

The Selling Price to Netro shall be as quoted or otherwise agreed in writing by Netro and Supplier, upon issuance by Netro of the initial purchase order for the Product(s). The Selling Price shall be reviewed at the quarterly progress review meetings. Product pricing factors for each quarter will be determined by the average monthly run rate of Product units in the last month of the prior quarter and sixty (60) days of purchase orders outstanding. Material cost and labor hours requires a separate detailed line item analysis and will be reviewed by the parties at the quarterly progress review meetings.

3.   PROGRESS REVIEWS & DOCUMENTATION

3.1 PROGRESS REVIEWS. Periodic progress reviews will be held between Netro and Supplier, as a minimum, on a quarterly basis. Meetings shall be held at a mutually acceptable time and location and will include but not be limited to quality and delivery performance, inventory plans, cost reduction program plans and status, market and product forecasts, design change issues, costed bill of materials, labor cost data, etc. Agendas shall be prepared and mutually agreed to at least two (2) weeks in advance of such meetings.


[***] CONFIDENTIAL TREATMENT REQUESTED

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                                                                           NETRO
          MANUFACTURING AGREEMENT                       THE WIRELESS ATM COMPANY
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5.2 DOCUMENT SUBMITTALS & APPROVALS. Documentation prepared either by Netro or
Supplier and submitted to the other shall be approved, disapproved or conditionally approved within ten (10) working days of such submittal. Disapproval's or Conditional Approval's shall include a detailed description of the unsatisfactory areas and provide suggestions as to how such conditions can be corrected.

3.3 OTHER INFORMATION. Netro may require other schedules, submittals and information from time to time from Supplier and vice versa. These requirements may be included as an Appendix to this Agreement or requested in writing from Netro or Supplier.

4. PRODUCT ORDERING

4.1 FORECAST. Netro will provide a [***] rolling shipment forecast each month and a [***] shipment forecast each quarter. These forecasts shall be by item part number and shall include anticipated delivery date, quantity to be delivered, etc. and are non-binding best estimates of Netro's future needs. However, if Netro falls short of this goal by the end of the term of this Agreement, or cancels this Agreement, there shall be no bill-backs or other retroactive price increases associated with the shortfall or cancellation.

4.2 PURCHASE ORDERS. Netro's initial purchase order for each Product shall be for sixty (60) days of Product shipments which will set forth the ordered types, quantities & required delivery dates of the Products to be produced. Each month, Netro will release an additional thirty (30) days of Product, which will be, to the extent possible, based on the forecasts provided above. Upon receipt and acceptance of Netro's purchase order or material release, Supplier will be obligated to sell and deliver the Products in accordance with the quantities and delivery dates specified by the purchase orders or releases. Purchase order releases will be provided to Supplier by Netro within ten (10) working days after the end of each calendar month.

4.3 QUANTITY & DELIVERY CHARGES. Purchase orders for existing Products can deviate from forecast or purchase order as follows:

          a.   Within 30 Days - plus or minus [***]
          b.   Between 31 and 60 Days - plus or minus [***]
          c.   More than 60 Days - plus or minus [***]

where the total charge for the quarter is plus or minus [***] per cent [***]. Any change requested by Netro beyond the allowable increase/decrease shall be handled by Supplier on a reasonable commercial efforts basis subject to material availability, capacity availability and agreed upon Product testing requirements. If the volume exceeds [***] Product units per month, Netro and Supplier agree to review these percentages at the quarterly progress review meetings and adjust them to then current business requirements. Should Netro insist on keeping this high degree of flexibility for unit volumes exceeding [***] per month the parties will negotiate in good faith a reasonable carrying charge for such excess inventory.

From time to time, Netro may request Supplier to carry or have on order certain strategic components, subassemblies, or assemblies (collectively "Strategic Materials") at higher levels than required in this clause. In this case, Netro would be responsible for the carrying cost of Strategic Materials.


[***] CONFIDENTIAL TREATMENT REQUESTED

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Netro Corporation     3860 North First Street    San Jose    California    95134
408.216.1500                                                  408.216.1555 (Fax)
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                                                                           NETRO
          MANUFACTURING AGREEMENT                       THE WIRELESS ATM COMPANY
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4.4 STOCKING. In order to satisfy any potential need for a sudden increase in
Product quantities or for replacement of any returned Products, Supplier agrees to ship to Netro, within fifteen (15) calendar days (plus the time needed for environmental screenings and other mutually agreed upon Product testing) of a written request, a minimum of [***] percent [***] of the average monthly product requirements as calculated from the [***] rolling forecast. The replenishment period of any inventory shipped pursuant to this Section shall be then applicable component material lead time.

4.5 MATERIAL PROCUREMENT. Supplier is authorized to purchase materials required to provide Products ordered in writing by Netro; Strategic Materials as requested by Netro; and long lead time materials agreed to by Netro on a Long Lead Authorization Form. The parties will work together on a best efforts basis to reduce material leadtimes. Netro realizes its financial responsibility for material purchased on behalf of Netro. In the event of a cancellation of a Purchase Order or revision of Long Lead Authorization, or excess material created by an engineering change, or revision of Strategic Materials quantities requested by Netro, Netro agrees to compensate Supplier for reasonable costs associated with the cancellation for Products and material inventory and Strategic Materials purchased per the terms of the Agreement and to fill Netro's purchase orders as follows: (i) the contract price of all finished Products in Supplier's possession, (ii) the burdened cost of material inventory and/or labor whether in raw form or work in process, and not returnable to the vendor or usable for other customers, (iii) the burdened cost of material on order which cannot be canceled, and (iv) any actual vendor cancellation charges incurred with respect to material re-allocation, customer cancellations or returns to the vendor. Supplier shall undertake best efforts to cancel all applicable component purchase orders and reduce component inventory through return for credit programs or allocate components for alternate programs if applicable. Netro will pay the mutually agreed upon cancellation charges, if any, within thirty (30) days of receipt of invoice. Netro shall have the right to any or all material received by or paid for by Netro under this clause.

4.6 NEW PRODUCTS. Netro, from time to time, expects to introduce new products that may obsolete or modify the Products specified on Exhibit "A". When such introductions are made, Netro and Supplier will work together to determine whether the new products or product modifications can be produced economically by Supplier and whether Supplier is capable of producing such products. Netro shall have the sole responsibility for making such a determination. If Supplier is chosen to produce the new or modified products, Netro and Supplier will mutually develop new product introduction plans for the products being transferred to Supplier. Such plans will include space and equipment availability, utilization of existing inventory, etc. New Products will be entered on Appendix "A" by contract modification.

4.7 BAR CODE SHIPPING AND RECEIVING LABELS. Supplier shall place Netro's specified bar code labels on all shipping packages and containers for the material shipped under this Agreement. Netro may change such specification upon written notice to Supplier and Supplier shall comply with such changes.

4.8 ELECTRONIC DATA INTERCHANGE (EDI). Supplier shall assist Netro in implementing an EDI system that is compliant with EDI requirements of Netro's customers in a mutually agreed to scope and timetable.


[***] CONFIDENTIAL TREATMENT REQUESTED

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Netro Corporation     3860 North First Street    San Jose    California    95134
408.216.1500                                                  408.216.1500 (Fax)
                                       4
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                                                                           NETRO
          MANUFACTURING AGREEMENT                       THE WIRELESS ATM COMPANY
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TEST EQUIPMENT, TOOLING & SPACE.

Supplier will provide all functional test equipment required to fully test the Products being produced. Netro will supply the functional test software codes to run the test equipment providing that the equipment architecture is identical to that used by Netro. Should any special software or third party licenses or approvals be required to operate the equipment to support functional testing in the Supplier's facility, Supplier shall take whatever commercially reasonable steps are necessary to obtain such licenses or approvals and any costs associated with obtaining or using the licenses or approvals shall be borne by Supplier. All other fixtures and tooling unique to Netro, required to produce and test the products and subassemblies shall be provided by Supplier. Netro and Supplier shall determine what tests are required and this equipment will be capable of fully testing the Products and ensuring that they meet the requirements and specifications. Supplier is responsible to calibrate test equipment on a periodic basis. Netro will have the option to approve the test equipment architecture prior to use in testing the Products. Supplier will archive such documentation so that it is easily reproduced and will make it available to Netro if the Supplier cancels this Agreement without cause. Supplier will allocate sufficient floor space in its facilities to meet the capacity requirements projected by Netro in the twelve
(12) month forecast.

6. GENERAL TERMS & CONDITIONS.

6.1 SPECIFICATION CHANGES. Netro or Supplier may, from time to time, request changes to the Products shown in Appendix "A" by delivering to the other party a fully approved Engineering Change Order (ECO) or reasonable facsimile as used by Supplier's internal documentation system. Sufficient documentation will be included in the change, to effectively support an investigation of the impact of the engineering change. The proposed change will be fully evaluated within ten (10) working days of receipt and an effective change date shall be mutually agreed to by Netro and Supplier. Any ECO changes deemed to be "Critical" by either Netro or Supplier shall be immediately brought to the attention of the other party, by written notification, and such ECO changes will be mutually evaluated and completed within two (2) working days of such notification. If any such implemented change causes an increase or decrease in the price of, or time required for the delivery of material or performance of work under this Agreement, an equitable adjustment shall be made in the Contract Price and/or the delivery dates. Netro has final design approval on all Products, changes to Products, and modifications to Products.

6.2 APPROVED VENDOR LISTS (AVL). Netro will provide to Supplier an AVL which specifies the materials to be used in building the Products listed in Appendix "A". Supplier will manufacture the Products using components obtained from the approved vendors. Any deviations must be approved, in writing, by Netro in advance of use. Netro will from time to time update the AVL and any such changes will be immediately given in writing or electronically to Supplier.

6.3 NETRO SUPPLIED COMPONENTS. Initial quantities of materials that Netro has in stock or on firm order for manufacture of the Products on Appendix "A", will be purchased by Supplier at a mutually agreed upon price. Netro may also choose to supply certain critical components to Supplier on an ongoing basis. Netro supplied materials and components shall be included in the Selling Price to Netro (PAR 2.5) at the BOM cost times a mark up factor of [***].


[***] CONFIDENTIAL TREATMENT REQUESTED

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Netro Corporation     3860 North First Street    San Jose    California    95134
408.216.1500                                                  408.216.1555 (Fax)
                                       5
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                                                                           NETRO
          MANUFACTURING AGREEMENT                       THE WIRELESS ATM COMPANY
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7. ACCEPTANCE & INSPECTION.

The basis for acceptance of the Products on this order shall be full conformance to the drawings, specifications and test criteria as stated on Netro's documentation provided to Supplier. Supplier will satisfactorily meet a minimum of IPC610 Class II quality standard for all Products. Netro or its customers may elect to source inspect Products and/or test data and results before delivery from Supplier. Netro must accompany Netro customers while at Supplier's facilities. Supplier will provide reasonable space for the source inspector. Supplier will provide Netro five (5) working days advance notice of Product availability for source inspection and Netro agrees to source inspect said Products within five (5) working days after such notification. When Netro elects to perform source inspection at Supplier's facility, final acceptance shall occur at the time of source inspector's acceptance of Product, provided however, that the mere review by Netro of performance data, test results and manufacturing processes and consultation with Supplier's employees by Netro regarding such information shall not be deemed to be a Source Inspection hereunder. Netro may elect to inspect delivered Products one hundred per cent (100%) or on a sampling basis. Any lot failing to meet the mutually agreed upon sample inspection lot rejection criteria may be returned to Supplier for one hundred per cent (100%) inspection, at Supplier's expense, if so desired by Netro. Netro will notify Supplier of rejection of any Products in writing within two (2) working days after rejection. Supplier may elect to have the Products returned to them for evaluation, or with Netro's concurrence, have Netro repair the Product at Supplier's pre-approved cost. Any Products returned to Supplier shall be handled per Supplier's Returned Material Authorization procedure. Products returned to Supplier for evaluation and/or repair shall be repaired or replaced by Supplier within ten (10) working days of receipt unless required by Netro to meet Netro's monthly shipment commitments. In that event, the Supplier will utilize available resources, including finished goods inventory, overtime labor, etc. to expedite and complete the timely delivery of Products at Supplier's expense.

8. SHIPMENT & DELIVERY.

8.1 ON-TIME DELIVERY. Supplier agrees to deliver Products on-time per its committed delivery dates as stated on Netro's Purchase Order and agreed to by Suppliers acknowledgment of said Purchase Order. On-time delivery is defined to be plus or minus [***] from the committed delivery dates. On-time delivery point is Supplier's dock. The FOB point will be Supplier's facility. Shipping is to be by normal transportation methods, unless otherwise requested by Netro. Netro, in the future, may require Supplier to ship directly to end users of the Products. These shipments will be FOB Supplier's facility.

8.2 EARLY/LATE DELIVERY. Early Delivery is defined as [***] in advance of scheduled delivery date. Netro at its option can refuse to accept early delivery and if Netro chooses to accept early delivery, such acceptance must be in writing. Late delivery is defined as being [***] later than the scheduled and acknowledged delivery date at the applicable dock as stated in the appropriate purchase order. If Supplier fails to make deliveries at the specified time and such failure is caused by Supplier, Supplier will, at no additional cost to Netro, employ accelerated measures such as material expediting fees, premium transportation costs, or labor overtime required to meet the specified delivery schedule or minimize the lateness of deliveries. If despite such measures and in the event late delivery is solely attributed to Supplier, Supplier shall, after a grace period of ten (10) business days, incur a liquidated damage fee for late delivery of [***] of the Product selling price for each full week units are late after the grace period. These liquidated damages shall be capped at [***] of the price of the late units. Netro may terminate the Purchase Order (or this


[***] CONFIDENTIAL TREATMENT REQUESTED

--------------------------------------------------------------------------------
Netro Corporation     3860 North First Street    San Jose    California    95134
408.216.1500                                                  408.216.1555 (Fax)

                                                                           NETRO
          MANUFACTURING AGREEMENT                       THE WIRELESS ATM COMPANY
--------------------------------------------------------------------------------

Agreement in accordance with Section 13.4) should the limit of [***] be reached. The foregoing is Netro's sole remedy for delayed or non-delivery of Products.

8.3 PAYMENTS. Unless otherwise agreed to in writing, payments for Products shipped will be Net 30 days after date of invoice which shall not be before date of shipment. Netro will bear all applicable sales and use taxes or provide resale certificates as needed.

8.4 DATA. With each shipment, data sheets shall be included that show the actual test results from the functional or acceptance tests completed on the Products. Test results shall be provided by serial number for each Product in the shipment and shall include the data and be in the format agreed upon by the parties. In addition, Supplier shall provide data on a weekly basis showing overall yield for the Products being shipped including its major subassemblies. This data shall include a Pareto breakdown that shows the causes of the yield losses. Format and content of this weekly data shall be as agreed upon by the parties. Analysis of the root cause of the defects and the action taken to prevent recurrence shall be provided by Supplier at Netro's request. Similar data shall be maintained and transmitted to Netro for all Products returned to Supplier for repair or replacement.

8.5 QUALITY INFORMATION. Supplier shall supply Netro and its customers with quality information on a reasonable and timely basis as described in Appendix "B" Quality.

    CUSTOMER FOCUS TEAM AND PROGRAM MANAGER.

Supplier shall provide a dedicated Customer Focus Team (CFT) to Netro at Supplier's expense. In addition, Supplier shall provide a Program Manager to oversee Supplier's CFT. When requested by Netro, the CFT will assist Netro to improve the quality, cost structure and ease of manufacture of the Products, in defining the equipment requirements, in defining critical parameters to quantify certain critical aspects of the design and manufacturing process in order to control and improve the quality level of the Products, and in selecting and qualifying cost effective component suppliers. The parties shall mutually agree upon the evolution of the resource skill set and location of the CFT members during the various phases of the Products life cycles. Supplier will use best efforts to ensure the CFT will include individuals with skills deemed critical by Netro for Supplier to be successful in manufacturing the Products.

The CFT will provide mutually agreed upon assistance including, but not limited to, (i) optimizing Product and process design, (ii) facilities preparation for the Pilot line whether at Netro or Supplier, (iii) documenting and characterizing the pilot manufacturing process, (iv) defining and documenting a manufacturing quality system which will ensure that the Products complies with customer specifications, (v) developing failure analysis and rework procedures and related documentation, (vi) performing failure analysis activities, (vii) selecting and qualifying the vendor base, (viii) reducing Product cost (material, labor, and overhead), (ix) improving Product quality levels in preparation for mass production, and (x) developing packaging specifications for incoming materials and components, materials and components that are internally utilized in the manufacturing process, and finished Product.) Supplier will also assist Netro by performing HALT (highly accelerated life tests) for the Products mutually agreed to.

The parties have drafted a Statement of Work, the current version of which is attached as Appendix "C" Statement of Work. The parties expect to update this periodically.


[***] CONFIDENTIAL TREATMENT REQUESTED

--------------------------------------------------------------------------------
Netro Corporation     3860 North First Street    San Jose    California    95134
408.216.1500                                                  408.216.1555 (Fax)

                                                                           NETRO
                                                        THE WIRELESS ATM COMPANY

MANUFACTURING AGREEMENT
--------------------------------------------------------------------------------
10. TERMINATION.

Either party shall have the right to cancel this Agreement without cause by providing ninety (90) days written notice to the other party. Supplier will be entitled to reimbursement for reasonable costs associated with termination without cause by Netro or with cause by Supplier (as provided in Section 13.4), but shall not be entitled to reimbursement if this Agreement is canceled without cause by the Supplier or with cause (as provided in Section 13.4) by Netro. Reasonable costs may include the contract price of all finished Products on hand, the cost of material inventory (including handling charges and value add) whether in raw form or work in process, the cost of material on order (including charges) which can not be canceled, and any vendor cancellation charges incurred with respect to material canceled or returned to the vendor. The Supplier will use reasonable commercial efforts to mitigate these cancellation and restocking charges through negotiation with suppliers and utilization of materials in Supplier's other customer's products. Netro shall have the right to any or all material received by or paid for by Netro under this clause. In the event of a termination request by Supplier without cause, Netro shall receive no less than ninety (90) days written notice to place a last buy for forecasted deliveries up to (6) months inclusive of the 90 days written notice and Supplier will provide documentation for tooling and fixtures to Netro as requested.

11. WARRANTY.

Supplier warrants that the units of Product supplied under this Agreement will meet the mutually agreed upon specifications in effect at the time of manufacture and be free from defects in Supplier supplied material and workmanship for a period of [***] from the date of manufacture. Parts not meeting the specifications shall be returned to Supplier for replacement, repair or credit. Supplier will return all units determined by Supplier to be warranty defectives within ten (10) working days of receipt. The repair work will be warranted for a period of [***] from the date of repair or for the original warranty date, whichever is longer. Repair of out of warranty returns will be negotiated between Netro and Supplier. Supplier will provide corrective and preventive action for all in warranty materials identified as not meeting specifications. Replacement, repair or credit of warranty repairs constitutes Netro's sole remedies against Supplier for breach of warranty claims. Out-of Warranty Products returned to Supplier for repair shall be evaluated and the cost to repair the unit determined. Within five (5) business days of receipt of Product Supplier will notify Netro of the estimated repair cost and will await written authorization from Netro before starting work. Out-of-warranty repairs will be completed and returned to Netro or end customer within fifteen (15) days of receipt of start work authorization subject to material availability. Products that have been subjected to abuse, misuse, accident, alteration, neglect or unauthorized repair will be handled the same as an Out-of-warranty repair.

THE WARRANTIES CONTAINED IN THIS SECTION ARE IN LIEU OF, AND SUPPLIER EXPRESSLY DISCLAIMS AND NETRO WAIVES ALL OTHER REPRESENTATIONS AND WARRANTIES, EXPRESS, IMPLIED, STATUTORY OR ARISING BY COURSE OF DEALING OR PERFORMANCE, CUSTOM, USAGE IN THE TRADE OR OTHERWISE, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTABILITY, TITLE AND FITNESS FOR A PARTICULAR USE.


[***] CONFIDENTIAL TREATMENT REQUESTED

-------------------------------------------------------------------------------
    Netro Corporation  3860 North First Street  San Jose  California  95134
                        408.216.1500  408.216.1555 (Fax)

     MANUFACTURING AGREEMENT                                               NETRO
                                                        THE WIRELESS ATM COMPANY
--------------------------------------------------------------------------------
12.  INTELLECTUAL PROPERTY/NON-COMPETITION.

12.1 INTELLECTUAL PROPERTY. All intellectual property and rights to the Product designs developed by Netro or Supplier during the course of this agreement, and all related derivative products and improvements shall be the sole (100%) property of Netro. Netro retain the intellectual rights to the Netro Products and derivatives of the Products, circuits and sub-assemblies. Supplier will not use Netro proprietary technology in any products for other customers. All documentation provided by Netro regarding Netro Products shall be returned to Netro at the conclusion of this contract. All documentation made by Supplier of Netro's bills of materials, assembly instructions, and test processes and procedures and enhancements thereof shall be returned to Netro at the conclusion of this contract. Supplier manufacturing processes and supplier developed manufacturing documentation are proprietary technology and/or trade secrets of Supplier and Netro will not be provided this documentation.

12.2 CONFIDENTIALITY. Netro and Supplier acknowledge that the terms of the Non Disclosure Agreement (NDA) signed between the parties are in full force and effect during the term of this Agreement, any extensions or modifications to this Agreement and to the date stated on the NDA, whichever is longer.

12.3 PUBLICITY. All material relating to this Agreement which is intended for publication in any form, including but not limited to the relationship between Netro and Supplier, must be approved in writing by both parties before any such publication can be made.

12.4 EXCLUSIVITY. Supplier shall manufacture the Products which are subject to this Agreement exclusively for Netro and shall not publicize such relationships in any form including any contents of this Agreement (except to auditors and to comply with the Supplier's legal obligations) without written approval from Netro which will not be unreasonably withheld or delayed. The Product which is subject to the provisions of this section shall also include all subassemblies utilized in the Product and their derivatives. Netro proprietary information shall not be conveyed in any form to any other party.

12.5 NON-COMPETITION. Supplier shall not compete with Netro, directly or indirectly, by using Netro's intellectual property for any purpose not authorized by this Agreement during the term of this and any follow-on Agreement and for a period of [***] after termination of this Agreement. Supplier will not manufacture products which are competitive with Netro Products in the same building in which Netro Products are manufactured. In addition, Supplier's employees who are assigned to the CFT, and the Program Manager assigned by Solectron to oversee the CFT, will not be assigned by Supplier to work on any product which is competitive with Netro Products prior to November 30, 1999 unless otherwise agreed in writing by the parties. For the purposes of this section 12.5 Netro Products are defined as point to multi-point radios in the [***] gigahertz frequency range.

12.6 ESCROW. If requested by Netro for escrow and contingent licenses requirements, supplier agrees to provide any available documentation for manufacturing processes related to Netro products, but in no event will Supplier be expected to supply its own proprietary information.


[***] CONFIDENTIAL TREATMENT REQUESTED

--------------------------------------------------------------------------------
Netro Corporation     3860 North First Street    San Jose    California    95134
                      408.216.1500     408.216.1555 (Fax)

MANUFACTURING AGREEMENT                                                   NETRO
                                                       THE WIRELESS ATM COMPANY
-------------------------------------------------------------------------------
13. MISCELLANEOUS.

13.1 LANGUAGE & CURRENCY. All correspondence, transactions and documents transmitted between Netro and Supplier shall be in the English language. All prices quoted and payments made shall be in US Dollars.

13.2 LAWS OF CALIFORNIA, USA. This Agreement shall be construed, interpreted and enforced in accordance with the law of the State of California, USA.

13.3 ARBITRATION. Any controversy or claim arising out of this contract, shall be settled by arbitration in San Jose, California in accordance with the Rules of the American Arbitration Association, and any judgment or award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The parties agree that any arbitration shall be commenced within thirty (30) days of the controversy or claim.

13.4 DEFAULTS. Either Netro or Supplier may, by written notice to the other party, terminate this Agreement and all or any of the privileges granted herein,
(1) if the other party defaults in any payment to the terminating party called for in this Agreement and such fault continues unremedied for a period of thirty days after the date of delivery of written notice, or (2) if the other party defaults in the performance by it of any other material term or condition (e.g. quality), or of any purchase order issued pursuant to this Agreement, and such default continues unremedied for a period of thirty days after the date of delivery of written notice. The effective date of termination will not be before the expiration of any applicable cure period provided for herein. In the case of late or non-delivery, the right to terminate this Agreement will be available only after the liquidated damages cap in Section 8.2 is reached. Either party may immediately terminate this Agreement if the other party files for bankruptcy, is adjudicated bankrupt, has a receiver appointed for it, or becomes involvement.

13.5 ASSIGNMENT. This Agreement may be assigned to any parent, affiliate, successor or subsidiary corporation, company or division. Otherwise this Agreement may not be assigned by either party without the prior written consent of the other party, which shall not be unreasonably withheld.

13.6 FORCE MAJEURE. Neither party shall be liable to the other for any delay or failure in the performance of its obligations and responsibilities hereunder if such delay or failure is caused by any fires, floods, strikes, work stoppages, accidents, wars (declared or undeclared), acts of God, acts of any Government agency or authority, epidemics, quarantine restrictions, freight embargoes, public disorders, riots or any other cause beyond the fault or control of the defaulting party. Each party shall use its best efforts to mitigate the impact of this clause. Supplier's liability for loss or damage to Netro's material in Supplier's possession or control shall not be modified by this clause. When a party's delay or nonperformance continues for a period of at least fifteen (15) days, the other party may terminate, at no charge, any open purchase orders under the Agreement.

13.7 PRECEDENCE. It is the intent of the parties that this Agreement and its addenda shall prevail over the terms and conditions of any purchase order, acknowledgement form or other instrument. This Agreement may be executed in one or more counterparts, each of which will be deemed the original, but all of which will constitute but one and the same document. The parties agree this Agreement and its addenda may not be modified except in writing signed by both parties.

--------------------------------------------------------------------------------
Netro Corporation     3860 North First Street    San Jose    California    95134
                      408.216.1500     408.216.1555 (Fax)

MANUFACTURING AGREEMENT                                       [NETRO LOGO]
                                                        THE WIRELESS ATM COMPANY
--------------------------------------------------------------------------------

 3.8  Limitation of Liability

      IN NO EVENT, WHETHER AS A RESULT OF BREACH OF CONTRACT, WARRANTY, OR TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY, PRODUCT LIABILITY, OR OTHERWISE, SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL, EXEMPLARY DAMAGES OF ANY KIND WHETHER OR NOT EITHER PARTY WAS ADVISED OF THE POSSIBILITY OF SUCH DAMAGE.

13.9 NOTICE. If notice is required, it shall be in writing, and sent by personal delivery, facsimile, etc. and addressed to the party at the address appearing below.


    If no Netro Corporation:             If to Solectron California Corporation:
    Netro Corporation                    Solectron California Corporation
    3860 North First Street              847 Gibraltar Drive, Building 5
    San Jose, CA 95134                   Milpitas, CA 95035
    ATTN:  Vice President Operations     ATTN:  Corporate Legal Department


13.10 RIGHT OF ENTRY. Upon reasonable notice each party shall have the right to enter the premises of the other party during normal business hours with respect to the performance of this Agreement including an inspection or a Quality Review, subject to all plant rules and regulations, security regulations and procedures as applicable. From time to time and with reasonable notice, Netro may request Supplier to allow visitors of Netro to tour the Supplier's facilities that are building Product for Netro.
Acceptance of such requests shall not be unreasonably withheld by Supplier.


NETRO CORPORATION                  SOLECTRON CALIFORNIA CORPORATION





[SIGNATURE ILLEGIBLE]    5/29/98    [SIGNATURE ILLEGIBLE]      5/29/89
---------------------   ---------   --------------------     ---------
Approved By:            Date:       Approved By:             Date:














--------------------------------------------------------------------------------

                              APPENDIX A PRODUCTS

-------------------------------------------------------------------------------------------------
Description                          Model Number                        Part Number
-------------------------------------------------------------------------------------------------
NAS-2 with [***] Engine                  AM-NA-2010X                         13558-0001
NAS-2 without [***] Engine               AM-NA-2011X                         TBD
NAS-2 with [***] [***]; no ATM           AM-NA-2012X                         13549-0001
[***] ohm connector board                n/a                                 11572-0000

SAS [***][***]                           SAS-E-1001-XX                       12618-0000
SAS [***][***]                           SAS-F-1001-XX                       TBD
SAS [***][***] w/ethernet                SAS-E-1002-XX                       13765-0000
SAS [***][***] w/ethernet                SAS-F-1002-XX                       13329-0000
SAS[***][***] with daughter bd, enet     SAS-E-1002-XX                       TBD October
SAS[***][***] with daughter bd, enet     SAS-F-1002-XX                       TBD December
SAS[***][***] with ASIC                  TBD                                 TBD Q4
SAS[***][***] with ASIC                  TBD                                 TBD Q1'99
Ruggedized SAS ETSI                      RSS-E-1002-XX                       TBD October
NAU (SAS w/o modem)                      NAU-E-1004-XX                       TBD October
SAS [***][***]                           SAS-E-1004-XX                       TBD December
SAS [***][***], [***]                    SAS-E-1008-XX                       TBD December
RJ45 to BNC adapter card                 n/a                                 13157-0000

SRU [***] GHz                            TBD, Assorted Bands                 TBD, Assorted Bands, Dec
SRU [***] GHz - SL Package               TBD, Assorted Bands                 TBD, Assorted Bands, Dec
SRU [***]GHz Bnd[***], Vert, [***]       SRU-E-2802-XX                       13685-0002
SRU [***]GHz - Bnd[***] SL Package       SRU-E-2612-XX                       13687-0002
SRU [***]GHz Bnd[***], Vert, [***]       SRU-E-2604-XX                       13685-0004
SRU [***]GHz - Bnd[***] SL Package       SRU-E-2614-XX                       13687-0004
SRU [***]GHz Bnd[***], Vert, [***]       SRU-F-2402-XX                       13680-0002
SRU [***]GHz - SL Package                SRU-F-2412-XX                       13496-0002
SRU [***]GHz Bnd [***]                   SRU-E-1002-XX                       13883-0002

BRU [***] GHz                            TBD, Assorted Bands                 TBD, Assorted Bands
BRU [***]GHz, Bnd [***]deg, [***]        BRU-E-2601-XX                       13688-0001
BRU [***]GHz, Bnd [***]deg, [***]        BRU-E-2603-XX                       13686-0003
BRU [***]GHz, Bnd [***]deg, [***]        BRU-E-2611-XX                       13686-0005
BRU [***]GHz, Bnd [***]deg, [***]        BRU-E-2613-XX                       12851-0006
BRU [***]GHz, Bnd [***]deg, [***]        BRU-F-2401-XX                       13681-0001
BRU [***]GHz, Bnd [***]deg, [***]        BRU-F-2411-XX                       13681-0005
BRU [***]GHz, Bnd [***]deg, [***]        BRU-F-2431-XX                       13681-0009
BRU [***]GHz, Bnd [***]deg, [***]        BRU-E-1001-XX                       13883-0001
BRU [***]GHz, Bnd [***]deg, [***]        BRU-E-1011-XX                       TBD, October

BMU [***]                                BMU-E-2000-XX                       13763-0000
BMU [***]                                BMU-F-2000-XX                       13837-0000
BMU [***] Access Shelf (card), [***]     BMU-E-1000-XX                       TBD, October

BSC, [***] or [***]                      BSC-E-2000-XX/BSC-F-2000-XX         12877-0000
BSC back card                            BSC-X-1001-XX, part of -2000-XX     13260-0000
BSC, [***] or [***] ASIC                 TBD                                 TBD, October
BSU - BSC front card, [***] channel      BSU-E-2000-XX                       TBD, October
BSU - BSC front card, [***] channel      BSU-E-4000-XX                       TBD, October
BSC, [***]Channel, [***]                 BSC-E-4000-XX                       TBD, October
BSC, [***]Channel, [***]                 BSC-F-4000-XX                       TBD, December

AM2000 [***]GHz SL Bnd[***]              AM-RU-2107X                         13687-0003
AM2000 [***]GHz SL Bnd[***]              AM-RU-2018X                         13687-0004

NOTE: Subassemblies and PCA's related to these part numbers are included even though they are not specifically called out in this table. Product list subject to change.

                                  CONFIDENTIAL

[***] CONFIDENTIAL TREATMENT REQUESTED

                               APPENDIX B QUALITY

(A) Supplier commits to ensure that all manufacturing, and design operations, including any key sub-contractor, or contract manufacturing suppliers, which contribute to the design, development, production, delivery and service of material are ISO 9000 registered by an accredited Registrar by one year after first purchase order is placed by Netro.

(B) Supplier commits to having a continuous improvement program in place which will allow it to attain and maintain "acceptable" ratings (or equivalent) on all quality system elements as periodically performed by Netro. An "acceptable" element is defined as one where the quality system meets the "general intent" of the quality system and is fully deployed to maintain the quality system and product quality. No significant deficiencies encountered that would jeopardize the quality system, and product quality and/or reliability.

(C) Supplier commits to establish key quality control (qc) verification points throughout the manufacturing process. These verification points should be located in-process as well as after MATERIAL has completed all manufacturing operations. The scope of these qc verification points shall be validated through visual or mechanical inspections and/or tests, and with the use of statistically valid sampling plans, that MATERIAL conforms to Supplier's manufacturing, product and process specifications, standards of acceptable workmanship, as well as other specifications which may be provided by Netro. Netro reserves the right to review these qc points and make suggestions for improvement. Supplier commits to address these suggestions through the implementation of appropriate corrective actions.

(D) Supplier commits to establish an end of the line Quality Assurance product audit on material by three (3) months after first purchase order. The focus of this audit shall be to replicate user application of MATERIAL as specified by Netro's customer. Test and examination of MATERIAL under the quality audit shall be at a system level, and shall include but is not limited to:

          a) Exercising said MATERIAL over the full spectrum of temperature ranges over which MATERIAL is designed to operate.

          b) Full operation of MATERIAL over a period of time not less than 72 hours.

          c) A system for continuous monitoring of all primary product functions and fault detection of the MATERIAL while under this test.

    Supplier shall continuously review customer return data to ensure that the scope of the product quality assurance audit function includes the requirement(s)/condition(s) under which the return failed.

      Supplier shall perform a detailed failure mode analysis of all MATERIAL found defective through the quality assurance audit in line with the requirements and process outlined in paragraph F.

      Supplier agrees to provide to Netro on a monthly basis, results of the quality assurance product audit in a format specified by Netro.

(E) Supplier commits to establishing a program of tracking monthly, quarterly, and annual return rates for the product manufactured under this contract. The Supplier agrees to update and report on returns on a quarterly basis to Netro.

(F) Supplier commits to establishing a system for tracking and analysis all MATERIAL returned by Netro to it, as well as any MATERIAL failures which occur through Netro's end of the line quality assurance audit. For all MATERIAL in the above two categories, supplier shall perform a failure mode analysis, which at a minimum will be down to the component level. Component level failure modes will be recorded, and failed components found defective will be accumulated for the purpose of determining repetitive occurrences.

      Material shall be considered defective if it fails to meet the warranty specifications under this Agreement (including performance and appearance Specifications) or if during customer testing, installation, or use, the MATERIAL fails to operate as expected or specified.

      If the analysis of a return is found to be within the specifications of this agreement (i.e., a no trouble found condition), then Supplier shall track these no trouble found conditions and notify Netro of said findings at a minimum of a monthly interval, so that appropriate investigative measures may be taken to determine the root cause.

(G) If the return rate is found to exceed a mutually agreed to acceptable rate or repetitive occurrences are observed with regard to component level failures then the supplier shall provide a written Corrective Action Report to Netro, explaining in detail the nature of the problem detected, and the step(s) Supplier proposes to correct the problem. As part of the plan to correct the problem, it is agreed that the Supplier shall:

            a) Incorporate the remedy in affected MATERIAL.

            b) Ship all subsequent MATERIAL incorporating the required modification correcting the problem at no additional charge to Netro; and

            c) Create a mutually agreed to plan to address the scope of correction and the proper course of actions to be taken by Supplier and Netro.

      Supplier and Netro shall mutually agree in writing as to the implementation schedule of the corrective action plan. Supplier agrees to use its best efforts to implement the plan in accordance with the agreed upon schedule. It is also agreed that the Netro shall be entitled to postpone at no charge to Netro, further deliveries of orders until such time as the remedy is implemented consistent with this Article.

(H) As part of a program of continuous improvement, Supplier agrees to establish annually, improvement goals for a series of key quality objectives. These goals should include, but are not limited to a) customer return rates, b) Quality Assurance product quality audit defect rates, c) final system test yields. Supplier agrees to track these goals on a monthly basis, and to commit the resources necessary for the attainment of these goals.

(I) The following paragraph summarizes the requirements for providing data and information to Netro as per paragraphs A through H.

    -------------------------------------------------------------------
     REF.      DATA REQUIRED                 FREQUENCY
     PAR.
     #
    -------------------------------------------------------------------
     A         Corrective Action             As dictated by
               Response to                   Assessment
               Assessment
    -------------------------------------------------------------------
     B         ISO Registration              When requested by
               copies                        Netro
    -------------------------------------------------------------------
     C         Corrective Action             As dictated by the audit
               response to Netro's
               audit of QC practices
    -------------------------------------------------------------------
     D         Quality Assurance             Monthly
               Results
    -------------------------------------------------------------------
     E         Monthly Return Rate           Quarterly
               data
    -------------------------------------------------------------------
     E         Annual Return Rate            Monthly
               Summary Results
    -------------------------------------------------------------------
     F         "No trouble founds"           Monthly
               summary data on
               customer returns
    -------------------------------------------------------------------
     G         Corrective Action             As dictated by Supplier's
               Report                        data on repetitive
                                             component level failure
                                             mode analysis (FMA) on
                                             customer returns
    -------------------------------------------------------------------
     G         Corrective Action             If return rates exceed
               Report                        pre-established
                                             thresholds
    -------------------------------------------------------------------
     H         Quality Improvement           Annually
               Goals
    -------------------------------------------------------------------

(J) As used in this Paragraph, the term "Epidemic Failure" means a specific product failure affecting [***] percent [***] or more of a specific Product then under warranty, which is a direct result of a defect in Supplier workmanship. In the event of an Epidemic Failure, Supplier will perform root cause analysis of the failure and cooperate with Netro to implement remedial actions necessary to correct the failure mode. Furthermore, without limiting its warranty obligations, Supplier will reimburse Netro for any and all standard freight and labor charges of replacing the affected

[***] CONFIDENTIAL TREATMENT REQUESTED

Netro for any and all standard freight and labor charges of replacing the affected Product already shipped by Netro and in the field, provided such charges do not exceed [***] percent [***] of the total cost paid by Netro to Supplier for the affected Products.

Supplier shall have no liability or responsibility under this Paragraph for any losses or damages to the extent that any such Epidemic Failure claims are the result of (i) Supplier's compliance with Netro supplied specifications and manufacturing processes; (ii) the negligence of Netro or any other person providing goods or services in connection with the design, development, production and distribution of the Product (with the exception of Supplier assembly of the Product); (iii) modification or alteration of the Product by a party other than Supplier; (iv) incorrect installation or incorporation of the Product by a party other than Supplier; (v) defects in Netro's products or any components supplied by a third party thereof.

[***] CONFIDENTIAL TREATMENT REQUESTED

                                   APPENDIX C

                               STATEMENT OF WORK

OBJECTIVE: Netro will help Solectron acquire high-frequency RF expertise, with the goal of becoming proficient in manufacturing radio products within 6 to 9 months. Solectron will help Netro put processes in place that will facilitate future product transitions, as well as prepare for volume ramp of Netro's product line.

SCOPE OF WORK

Solectron shall make itself familiar with Netro's products, primarily by residing on-site to learn and document processes and technology. The objective is to fully understand the design, test and manufacturing of the Netro's product line. Listed below are the major points that need to be addressed going forward.

1.  This phase will review the following areas:

    1.1  Netro's design, test and manufacturing process flow

    1.2 Netro's test plans and procedures, Failure diagnostics/analysis methodologies, cycle time, calibration procedure and cycle time, test cycle time, and yield data.

2.  ESS requirements (HALT, etc.)
    Solectron shall work with Netro to prepare and compile:
    2.1  Test plans
    2.2  Test Procedures
    2.3  Define failure criteria at the component, board and system level
    2.4  And provide/participate for the design inputs as a result of 2.1-2.3.

3.  ICT opportunities

STC shall work with Netro to determine which assemblies are candidates for ICT. Netro to provide schematics for all assemblies quoted.

4.  Failure analysis/isolation/detection

    There shall be three levels of failure isolation/detection, based on criticality:
    4.1 Level three (board/box level failures that occur during normal manufacturing operations)
    4.2  Level two - component level failures which may be due to:
         4.2.1  Faulty/Bad component
         4.2.2  Design related failures (Derating factors, out of spec, etc.)
         4.2.3  Process related failures (IR reflow, shorts/opens, solder, etc.)
    4.3 Level one (Failure has been isolated to a component, cross sectioning may be required to determine the cause of the failure to be performed either at Solectron or at Solectron's supplier using Solectron's leverage)

5.   RF functional Test

Short term, Solectron will work with Netro to streamline current test process to increase efficiency and throughput. Longer term, the focus would move towards:

     5.1  Cost/Trade off analysis on the level of automation
     5.2  Automation implementation based outcome of 5.1 above
     5.3  Increase test coverage at the box level
     5.4  Determine proper amount of time for testing

6.   Training methodology

     6.1 The Solectron project will work with Netro to understand their testing methodology and put forward a training plan for Solectron's operators.
     6.2 Based on the outcome in 6.1, adequate training for Solectron's operators/technicians/engineers will be provided.
     6.3 The Solectron project team will work to enhance the on-going RF training provided presently for the operators, technicians and engineers working at Solectron, to ensure a strong RF pool of resources to draw from in future.

7.   Hiring of RF engineers/technicians:

Due to increasing demand for manufacturing and testing RF products, Solectron is in the process of recruiting additional RF/Microwave/Wireless engineers and technicians. There are several openings within the Milpitas campus. The Solectron Technical Center has solidly positioned its RF capabilities by establishing several business relationships with RF consulting firms in US for outsourcing of consulting engineering services if an when necessary. Solectron is currently staffed for the manufacturing of PCB's from Netro, but will hire (or transfer) resources for the radio production.

8.   Reliability

Solectron shall implement a reliability and qualification program plan in collaboration with Netro. This plan will encompass both component and system level testing in an attempt to help Netro with its design for reliability, yield analysis and improvement, IQC, reduction/elimination of burn-in time, review/ audit of supplier's reliability, qualification and screening procedures, utilization of derating factors, and worst case scenario analysis. Netro will identify critical component list for Solectron.

9.   Source Inspection

Solectron to help perform source inspection, qualification, incoming test and quality control for the critical RF components. Netro to identify critical component list for Solectron.

10.  Documentation

Solectron to assist in documenting the manufacturing process. This would include adding more detail to current documents, rev control, visual aids, etc.

11.  Cost Reduction Efforts

Solectron feels there are opportunities for future cost reduction, illustrated in the following examples (but not limited to):

     - Automation of current test stations
     - Design future platforms to be similar, with configuration done at the very end of the manufacturing process (i.e. choosing frequency range)
     - Reduction of ESS testing (by going to sampling, etc.)

PROJECT TEAM

The following people from Solectron will form the main team dedicated to Netro, whose main purpose will be to understand the transition requirements that will lead to full production of the radio product.

- [***], RF Training Manager
- [***], RF Test Engineer
- [***], Manufacturing Program Manager
- [***], RF Engineering Manager
- [***], RF Process Engineer
- [***], Process Engineer
- [***], Materials Manager

This team also has the ability to bring in backup support from the attached resource list, as needed for functional area.


[***] CONFIDENTIAL TREATMENT REQUESTED

GETTING STARTED

Solectron will use the following steps (defined per the attached timeline) in the approach to each assembly in order to cover the areas necessary for manufacturing.

ASSESSMENT FOR MANUFACTURING - CHECKLIST FOR PCB ONLY (1 WEEK)

Assumptions - Board only to start
            - Functional test will be duplicated per current methodology

Assessment Team - [***]
                - [***]
                - [***]

- Component type and specification per assembly
- identify whether or not the assembly is candidate for ICT
- Current yield (average)
- If functional test, what are equipment requirements
- Is there manual adjustment required during functional test
- Identify special parts handling (i.e., hand loading of PTH components)
- Level of workmanship required (i.e., IPC, etc.)
- Identify components subject to BABT
- ESS test plan and procedures
- Material inventory status and on-order status
- Other unique facility requirements

QUOTATION (3 WEEKS FOR FULL TURNKEY QUOTES)

Assumption - All assemblies are well documented (per below), and Solectron will work closely with Netro to bring up EDI capabilities for data transfer.

- Full turnkey quote for new assemblies takes 3 weeks
- Following documents are needed to begin quote process
  - Theory of operations
  - Schematic
  - BOM and AVL for all components
  - Assembly drawing
  - Functional test plan, procedures and times
  - Fab drawing
  - ESS test plan, procedures and times
  - Sample board (non-functional)


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
QUOTE REVIEW (1 WEEK)

o     This time is used for Netro to review for approval
o     Solectron to clarify any open items

MATERIAL TRANSFER (4 WEEKS)

Listed below are the normal steps in transitioning inventory management to
Solectron:

o     Ensure documentation is accurate (i.e. BOM rev levels, etc.)
o     Take physical inventory of on-hand materials
o Put Letter of Authorization in place for Solectron to procure long lead items
o     Review open PO report by component
o     Solectron loads forecast demand from Netro (BOM, AVL, etc.)
o Solectron begins purchasing on-hand inventory (per ABC policy) to support fcst.
o Netro issues Letter of Authorization to vendors to allow Solectron to take over outstanding PO's issued by Netro
o     Solectron continues to place new PO's to support future demand

ICT TEST DEVELOPMENT (6 WEEKS)

This time is required to develop and build the test fixtures for in-circuit test. Netro to provide known good boards for development effort.

FUNCTIONAL TEST DEVELOPMENT (8 WEEKS)

Assumption -- Solectron initially will duplicate Netro test stations and procedures. In future, Solectron will make suggestions to increase productivity (throughput) of the functional test stations to support higher volumes. Upon signing of the contract, Solectron will order the equipment needed to support production.

PCB TOOLING (2 WEEKS)

o     This time used for manufacture of fixtures required.

MPI DEVELOPMENT (1 WEEK)

o     Process instructions used in manufacturing

ASSEMBLY PILOT RUN (1 WEEK)

o     Used to validate production
o     Quantity TBD

ASSEMBLY TEST (POST PILOT -- 1 WEEK)

o     Includes both functional and ESS depending on requirements

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
TEST SUPPORT TEAMS

Test Team (Digital)     -- [***]
                        -- [***]

Test Team (RTF)         -- [***]
                        -- [***]
                        -- [***]
                        -- [***]


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
                 TIMELINE FOR PRODUCTION OF NETRO [***]GHZ SRU

[***]     -   Solectron team moves on-site at Netro
          -   Assess current manufacturing and test processes
          -   Document the assembly and test process
          -   Order Equipment [***] (Contract Dependent)
          -   Assess capacity required for next [***]
          -   Begin engineering training
          -   Begin component engineering (IQC, reliability, etc.)
          -   Begin material transfer process
          -   Begin test development/duplication
          -   Identify ESS chambers to be used for production
          -   Formulate labor plan for operators and technicians
          -   Put quality plan in place with measurable goals
          -   Prove out SMT lines with consignment runs - first article
              approval
          -   Identify RF assemblers and technicians and start training at
              Netro
          -   Agree on quality and performance metrics - provide daily, weekly, monthly as determined by Netro-Solectron
          -   Identify RF components for IQA (Netro)
          -   Develop plan for HALT testing for reliability

[***]     -   Complete material transfer from Netro
          -   Preliminary cost reduction plan and realistic targets
          -   Complete ICT fixture development
          -   Begin turnkey production of boards
          -   Set up quality metrics feedback system
          -   Implement IQA plan for RF components
          -   Implement HALT testing
          -   Continue RF training; Document training
          -   Continue document assembly and test process
          -   Begin work on improving production yields

[***]     -   Begin set up of test equipment
          -   Begin ICT test of boards
          -   Monitor yields - improvement plan
          -   Continue RF training; Document training
          -   Continue document assembly and test process

[***]     -   Complete set up of equipment for test stations
          -   Continue RF training; Document training
          -   Continue document assembly and test process
          -   Monitor yields - improvement plan
          -   Complete material transition of mechanical components

[***]     -   Complete set up of equipment for radio test
          -   Continue RF training; Document training


[***] CONFIDENTIAL TREATMENT REQUESTED


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
          -   Complete document assembly and test process
          -   Monitor yields - improvement plan

[***]     -   Complete RF training for technicians
          -   Pilot build and test of radio products
          -   Complete troubleshooting, rework training, and documentation
          -   Monitor yields - improvement plan


[***]     -   Continue work on improving production yields
          -   OOB (out of box) failures should be at least as good as Netro's yields should be at least as good as Netro's by [***]
          -   Continue to improve quality metrics/feedback at all stations
          -   Begin ramp to volume
          -   Assess [***] capacity looking forward (at each quarterly meeting)
          -   Begin plan for test automation
          -   Get ready for full system Integration and test - TBD by Netro and
              Solectron

Next Level of Detail - Month 1

          -   Labor Plan [***]
          -   Material Plan [***]
          -   Test Plan [***]
          -   EDI Feasibility [***]
          -   Program Manager Defined [***]
          -   Calendar Determined - [***]
          -   SOW for other products (SAS, BSC, BMU)
          -   Project Teams Assigned [***]

Issues

          -   Manpower (RF trained)
          -   Acquisition of Equipment
          -   Contract Signature


[***] CONFIDENTIAL TREATMENT REQUESTED


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